                                  Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                        JCIC Sponsor LLC

Address of Joint Filer:                     c/o
                                            Jack Creek Investment Corp.
                                            386 Park Avenue South, FL 20
                                            New York, NY 10016

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Jack Creek Investment Corp. [JCIC]

Date of Event Requiring Statement
(Month/Day/Year):                           January 21, 2021

Designated Filer:                           Jack Creek Investment Corp.

Signature:

JCIC SPONSOR LLC

By:    /s/ Robert  Savage                 , By its Manager, KSH CAPITAL LP
       ------------------------------------
                                            Acting by its General Partner
                                            KSH CAPITAL GP LLC
                                            Robert Savage, President

Dated: January 21, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        KSH Capital LP

Address of Joint Filer:                     c/o
                                            Jack Creek Investment Corp.
                                            386 Park Avenue South, FL 20
                                            New York, NY 10016

Relationship of Joint Filer to Issuer:      Manager

Issuer Name and Ticker or Trading Symbol:   Jack Creek Investment Corp. [JCIC]

Date of Event Requiring Statement
(Month/Day/Year):                           January 21, 2021

Designated Filer:                           Jack Creek Investment Corp.

Signature:

KSH CAPITAL LP

By:    /s/ Robert  Savage                 , Acting by its General Partner
       ------------------------------------
                                            KSH CAPITAL GP LLC
                                            Robert Savage, President

Dated: January 21, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        Jeffrey E. Kelter

Address of Joint Filer:                     c/o
                                            Jack Creek Investment Corp.
                                            386 Park Avenue South, FL 20
                                            New York, NY 10016

Relationship of Joint Filer to Issuer:      Executive Chairman and Chairman of
                                            the Board of Directors

Issuer Name and Ticker or Trading Symbol:   Jack Creek Investment Corp. [JCIC]

Date of Event Requiring Statement
(Month/Day/Year):                           January 21, 2021

Designated Filer:                           Jack Creek Investment Corp.

Signature:

By:    /s/ Jeffrey E. Kelter                 , Jeffrey E. Kelter.
       ------------------------------------

Dated: January 21, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        Robert F. Savage

Address of Joint Filer:                     c/o
                                            Jack Creek Investment Corp.
                                            386 Park Avenue South, FL 20
                                            New York, NY 10016

Relationship of Joint Filer to Issuer:      Chief Executive Officer

Issuer Name and Ticker or Trading Symbol:   Jack Creek Investment Corp. [JCIC]

Date of Event Requiring Statement
(Month/Day/Year):                           January 21, 2021

Designated Filer:                           Jack Creek Investment Corp.

Signature:

JCIC SPONSOR LLC

By:    /s/ Robert  Savage                 , Robert F. Savage.
       ------------------------------------

Dated: January 21, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        Thomas Jermoluk

Address of Joint Filer:                     c/o
                                            Jack Creek Investment Corp.
                                            386 Park Avenue South, FL 20
                                            New York, NY 10016

Relationship of Joint Filer to Issuer:      President and Director

Issuer Name and Ticker or Trading Symbol:   Jack Creek Investment Corp. [JCIC]

Date of Event Requiring Statement
(Month/Day/Year):                           January 21, 2021

Designated Filer:                           Jack Creek Investment Corp.

Signature:

JCIC SPONSOR LLC

By:    /s/ Thomas Jermoluk                , Thomas Jermoluk.
       ------------------------------------

Dated: January 21, 2021